Filed Pursuant to Rule 497(e)
1933 Act File No. 333-06343
1940 Act File No. 811-04704

THE PRIMARY TREND FUND, INC.

March 9, 2016

Supplement to the Prospectus dated October 31, 2015

At a recent meeting of the Board of Directors (the “Board”) of The Primary Trend Fund, Inc. (the “Fund”), the Board called a special meeting of shareholders to:

1.	Elect three directors of the Fund.
2.	Approve a new investment advisory agreement between the Fund and Sims Capital Management LLC.
3.	Approve a proposal to amend and restate the Fund’s Articles of Incorporation to change the name of the legal entity to “Sims Total Return Fund, Inc.” and authorize multiple classes of common stock.
Shareholders as of the record date will receive a proxy statement seeking their vote on the proposals.  The record date is February 22, 2016, and the shareholder meeting date is March 31, 2016.

More information is available in the proxy statement.  The proxy statement has been filed with the U.S. Securities and Exchange Commission (“SEC”), and is posted on the internet at www.proxyonline.com/docs/primarytrend2016.pdf.  Shareholders are urged to read the proxy statement and proxy card because they contain important information about the Fund, the proposals and related matters.  Shareholders may obtain a free copy of the proxy statement and proxy card and other documents filed by the Fund with the SEC at the SEC’s web site at www.sec.gov.  The proxy statement and other related SEC documents filed by the Fund with the SEC may also be obtained free of charge from the Fund.

* * *

Prospectus Supplement Dated March 9, 2016

Please Read Carefully and Keep for Future Reference